SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 March 12, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-16619               73-1612389
 ------------------------   ------------------------   -------------------
 (State of Incorporation)   (Commission File Number)     (IRS Employer
                                                       Identification No.)



                Kerr-McGee Center
             Oklahoma City, Oklahoma                       73125
    ----------------------------------------             ----------
    (Address of principal executive offices)             (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 4.   Changes in Registrant's Certifying Accountant

               On March 12, 2002, the Board of Directors of Kerr-McGee Corporation (the "Company") decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged Ernst & Young LLP ("E & Y") to serve as the Company's independent public accountants for the fiscal year 2002, in accordance with the recommendation of the Board's Audit Committee. The determination to change independent public accountants followed the Company's decision to seek proposals from independent public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The appointment of E & Y is subject to stockholder ratification at the 2002 Annual Meeting of Stockholders to be held in May.

               Arthur Andersen's audit reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

               During the company's two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.

               The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of AA's letter, dated March 15, 2002, stating its agreement with such statements.

               In the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult E & Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a) (2)
          (i) and (ii) of Regulation S-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          16.1 Letter from Authur Andersen LLP to the Securities and Exchange Commission dated March 15, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KERR-MCGEE CORPORATION


                                       By:     (J. Michael Rauh)
                                               -----------------------------
                                               J. Michael Rauh
                                               Vice President and Controller

Dated: March 15, 2002